Cincinnati Financial Corporation

November 2011

NASDAQ: CINF

- This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed.
- The forward-looking information in this presentation has been publicly disclosed, most recently on October 27, 2011, and should be considered to be effective only as of that date. Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date.
- Reconciliations of non-GAAP measures are in our most recent quarterly earnings news release, which is available on the Investors page of our website *www.cinfin.com.*

Cincinnati Financial at a Glance

Profile

- Top 25 U.S. P/C insurer
- A.M. Best Rating: A+ Superior
- $3.1 billion 2010 premiums:
  - 70% commercial
  - 23% personal
  - 5% life
  - 2% excess & surplus
- Competitive advantages:
  - Relationships leading to agents' best accounts
  - Financial strength for stability and confidence
  - Local decision making and claims excellence
- Rank #1 or #2 in approximately 75% of agencies appointed more than five years

3Q11 Highlights

- EPS of 12 cents vs. 95 cents
  - Operating earnings of 13 cents per share were down 21 cents from 3Q10, 26 cents related to effects of natural catastrophes
- Investment income increased 2%
- Net written premiums grew 7%
- Combined ratio 110.6%
  - Catastrophes added 12.0 points
- Increased shareholder dividend for 51st consecutive year during 2011
  - Yield approximates 6%
- Excellent financial flexibility
  - Nearly $1 billion cash & securities at parent company
  - Low debt leverage at 15.7%

Long-Term Value Creation

- Targeting annual rate of growth in book value plus the rate of dividend contribution to average 12% to 15% from 2010 through 2014
  - Value creation ratio (VCR) for 2010 was 11.1%; 2009-10 avg. was 15.4%
  - 9.9 point lower YTD 2011 VCR reflects lower income & unrealized gains
    - Catastrophe loss component of YTD VCR was 3.6 points lower for 2011
    - Realized plus unrealized capital gain component was 6.3 points lower
- Addressing immediate challenges while positioning the company for success through all market cycles
- Three performance drivers:
  - Premium growth above industry average
  - Combined ratio consistently within the range of 95% to 100%
  - Investment contribution
    - Investment income growth
    - Compound annual total return for equity portfolio over five-year period exceeding return for S&P 500 index

Increase Value for Shareholders

Measured by Value Creation Ratio (VCR)



Target for the period 2010-2014: Annual VCR averaging 12% to 15%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
2006
2007
2008
2009
2010
VCR - Investment Income & Other
VCR - P&C Underwriting
VCR - Bond Portfolio Gains
VCR - Equity Portfolio Gains
Total Shareholder Return (TSR)

Accident Year Combined Ratios

Effect of reserve development from re-estimation is significant



Consolidated Property Casualty
Reserve development ratio for accident years 2006 – 2009 averaged 7.6%
Initial estimate of combined ratio for accident years 2008 – 2011 has been fairly stable, approximately 105%, before subsequent development
130%
125%
120%
115%
110%
105%
100%
95%
90%
85%
80%
7.8%
84.6%
6.4%
90.2%
8.5%
96.0%
7.6%
97.4%
3.9%
102.5%
0.0%
105.9%
AY 2006
AY 2007
AY 2008
AY 2009
AY 2010
AY 2011
Accident yr as of Sep. 30, 2011
Reserve development to date
Catastrophe losses - current AY
Reinstatement premium effect*

* $42M 2011 Cat treaty reinstatement premium

Duration of loss & loss expense reserves is approximately 3.5 years, reflecting timing for majority of development.

Strategies for Long-Term Success

- Financial strength for consistent support to agencies
  - Diversified fixed-maturity portfolio, laddered maturity structure
    - No corporate exposure exceeded 0.6% of total bond portfolio at 9-30-11, no municipal exposure exceeded 0.3%
  - 22% of investment portfolio in common stocks to grow book value
    - No single security exceeded 5.0% of publicly traded common stock portfolio
  - Portfolio composition helps mitigate anticipated effects of inflation and rise in interest rates
  - Low reliance on debt with debt-to-total-capital target < 20%
    - Non-convertible, non-callable debentures due in 2028 and 2034
  - Capacity for growth with premiums-to-surplus at 0.9-to-1
- Operating structure reflects agency-centered model
  - Field focus staffed for local decision-making, agency support
  - Superior claims service, broad insurance product offerings
- Profit improvement and growth initiatives

Strategic Initiative Highlights

- **Improve insurance profitability**
- **Drive premium growth**
- Factors influencing 2011 profit & growth performance:
  - Low yields for investment options could continue, limiting investment income growth
  - Soft insurance market pricing of 2010 pressures property casualty profitability and growth as premiums are earned during 2011
  - Slow economic recovery could continue to limit a larger base of insured exposures, causing lower rate of premium growth

Improve Profitability

- Predictive modeling tools in use to improve pricing precision
  - Workers' compensation line of business since the second half of 2009
  - Homeowner enhanced version in 2010, personal auto since late 2010
  - Commercial auto, commercial property and general liability: began using in full-production status during 3Q11
- Technology is improving efficiencies, streamlining processing for agencies and the company
  - Commercial policy administration system initially deployed in 2009, now in 32 states. Rates, quotes and issues package and auto policies
  - Personal policy administration system on next generation platform with enhanced ease of use features; deployed in 2010 for all 29 states marketing personal lines
- Data management for better underwriting and pricing decisions; long-term project continues to be developed over time
- Ongoing efforts for greater efficiency and effectiveness
  - Staff additional field positions for better risk selection and specialized claims service without adding to overall staffing levels
  - Overall staff count at 9-30-11 down less than 1% from December 2010

Drive Premium Growth

- New agency appointments yield growth over time
  - Target for 2011: appoint approximately 120 agencies
    - 101 appointed first 9 months, $1.6B aggregate premiums from all carriers
- Geographic and product line expansion recent history
  - Entered Connecticut and Oregon in 2010, Colorado and Wyoming in 2009, Texas in late 2008, New Mexico and Washington in 2007
  - Personal lines expansion into seven states during 2008 - 2009
  - Started marketing excess & surplus lines beginning early 2008
- Net written premiums up in targeted growth areas

  Year 2010
  - $28 million for commercial lines in new states TX, CO, and WY
  - $59 million for personal lines, $19 million for E&S (both for all active states)

  First 9 months of 2011
  - Commercial up 3%, Personal up 7%, E&S up 42%,
  - Total P&C up 4%, Life insurance earned premiums up 3%

Premium Growth Potential

- Historically, we earn approximately 10% market share in new agencies within 10 years after appointment
  - 4-5% share earned in 2010 for all agencies appointed in TX, NM, & WA
  - Over 5% share earned in 2009 for all agencies appointed during 2004-07
  - $29 million of $9 million total increase in 2010 standard market new business written premiums was from agencies appointed since early 2009
- Our agencies currently write significant amounts of business with other carriers, representing potential for us
  - Standard lines business for agencies appointed during 2008-10 have $5.3 billion in annual premiums with all carriers they represent
  - Surplus lines for all of our agents – approximately $2 billion
- Help our agencies grow their businesses by attracting more clients in their communities through our unique service

Select Group of Agencies in 39 States

1,298 agency relationships with 1,619 locations

(as of September 30, 2011)



Market Share:
1% and higher
Less than 1%
Entered in 2008 and 2009
New states in 2010
Inactive states
Headquarters (no branches)

<u>Commercial Top Five = 45%</u>
Ohio, Illinois, Pennsylvania, Indiana, North Carolina

<u>Personal Top Five = 66%</u>
Ohio, Georgia, Indiana, Illinois, Alabama

<u>Market Share Top Three</u>
Ohio at 4.7%
Indiana at 2.6%
Illinois at 1.3%
Based on 2010 data excluding A&H

Appendix

Income, Dividend and Cash Flow Trends
Underwriting and Premium Growth Trends
Premium Growth Potential
Investment Portfolio Structure and Performance
Reserve Adequacy
Financial Strength Rating Comparison

Income and Shareholder Dividends

$1.12 of higher catastrophe losses drove $1.08 YTD decline (operating basis)



$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
-$1.00
2006
2007
2008
2009
2010
9 mos 10
9 mos 11
Operating Income
Net Income
Dividends Declared

Cash Dividend Payout Ratio



Strong capital and cash flow support current dividend payout level
140%
120%
100%
80%
60%
40%
20%
0%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Dividend Payout Ratio – Net Income
Dividend Payout Ratio – Operating Income

Dividend as a Percentage of Net Cash Flow from Operations



Strong capital and cash flow support current dividend payout level
60%
50%
40%
30%
20%
10%
0%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Operating Cash Flow

$269M 9-month 2011 decline reflects $321M higher P&C claims paid


(In millions)
$1,000
$800
$600
$400
$200
$0
2005
2006
2007
2008
2009
2010

History of Outperforming the Industry

Five-year average 98.2% is 1.3 points better than industry


Statutory combined ratio
110%
105%
100%
95%
90%
85%
80%
75%
70%
65%
2006
2007
2008
2009
2010
Cincinnati – excl. cat. losses
Est. Industry (A.M. Best) – excl. cat. Losses
Cincinnati – incl. cat. losses
Est. Industry (A.M. Best) – incl. cat. Losses

Historical catastrophe loss annual averages as of 12-31-10: 5-year = 4.7%, 10-year = 4.4%

2011 Combined Ratio Reflects Improving Profitability Trends


2010 and 2011 ratios exclude catastrophe losses
2011 ratios also exclude the effects of $42 million reinsurance reinstatement premium
105%
100%
95%
90%
85%
80%
75%
70%
65%
98.2%
96.1%
106.4%
105.9%
9 mos 10
9 mos 11
AY 2010 at 12 mos
AY 2011 at 9 mos
Calendar Year basis - excl. cat. losses
Accident Year Basis - excl. cat. losses

Greater Pricing Precision Can Improve Profit Margins


Renewal price increase averages in 2011 by modeled rating segments
Better = Rating segments considered higher quality
Worse = Rating segments considered lower quality
10%
8%
6%
4%
2%
0%
-2%
1.9%
5.0%
8.6%
6.1%
5.8%
10.9%
Workers' Compensation
Homeowner
Better
Middle
Worse

Commercial Lines

70% of 2010 consolidated earned premiums



GAAP combined ratio
120%
110%
100%
90%
80%
70%
2008
2009
2010
9 mos 10
9 mos 11
Before catastrophe losses and prior year reserve development

Historical catastrophe loss annual averages as of 12-31-10: 5-year = 3.1%, 10-year = 2.9%

- 9 mos11 trend highlights:
  - Net written premiums up 3%, new business premiums up 9%
  - 111.9% GAAP combined ratio including 14.9 pts. catastrophe
  - 75.7% YTD loss & LAE ratio before cat losses and prior year reserve development, including 1.1% from reinstatement premium, vs. AY10 at 74.5% measured at 12-31-10
- Business lines:
  - Commercial casualty
  - Commercial property
  - Commercial auto
  - Workers' compensation
  - Specialty packages
  - Surety and executive risk
  - Machinery and equipment

Personal Lines

23% of 2010 consolidated earned premiums

- 9 mos11 trend highlights :
  - Net written premiums up 7%, renewal up 10%, new bus. up 9%
  - 132.6% GAAP combined ratio including 31.7 points catastrophe
  - 75.2% YTD loss ratio before cat losses and prior years reserve development, including 2.4% from reinstatement premium, vs. AY10 at 70.4% measured at 12-31-10
- Business lines:
  - Personal auto
  - Homeowner
  - Other personal, including umbrella liability and dwelling fire



GAAP combined ratio
140%
130%
120%
110%
100%
90%
80%
70%
2008
2009
2010
9 mos 10
9 mos 11
Before catastrophe losses and prior years reserve development

Historical catastrophe loss annual averages as of 12-31-10: 5-year = 10.2%, 10-year = 8.7%

Economy and Pricing Pressure

Requires disciplined underwriting



Property casualty net written premium growth
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
Cincinnati's five-year compound annual growth rate of negative 0.7% is 0.2 points below the industry average due to our higher mix of commercial lines business
2006
2007
2008
2009
2010
Cincinnati
Estimated Industry (A.M. Best)

Market for 75% of Agency's Typical Risks

2010 net earned premiums



Consolidated $3.082 Billion
E&S Lines 2%
Commercial Lines 70%
Life 5%
Personal Lines 23%
Property Casualty $2.924 Billion
Surety and Executive Risk 3%
Excess & Surplus 2%
Homeowner 10%
Workers' Compensation 11%
Personal Auto 11%
Other Personal 3%
Commercial Auto 13%
Specialty Packages 5%
Commercial Casualty 24%
Machinery and Equipment 1%
Commercial Property 17%

Potential within Cincinnati Appointed Agencies

New appointments drive opportunity

(Open Agencies Only) (Dollars in millions)	2010	2009	2008
Agency written premiums			
Cincinnati	$3,009	$3,024	$3,166
Agency Total	$28,132	$23,136	$21,843
Cincinnati Agency Relationships:	1,245	1,180	1,133
Cincinnati Share of Agency Total:	10.7%	13.1%	14.5%
Percent of Locations Open Less than Three Years:	17.8%	16.8%	15.4%

Steadily Increase Share of Agency Business

Market share per reporting agency location by year appointed



0.8%
2.8%
6.2%
6.3%
19.9%
2010
2009
2004-2007
1999-2003
Pre-1999

Based on 2010 Standard Agency Written Premiums (Excluding excess and surplus lines)

Investment Portfolio

Invest for income and appreciation

$11.5 billion fair value at September 30, 2011


Tax-Exempt Fixed Maturities $2.915
Common Equities $2.509
Taxable Fixed Maturities $5.939
Preferred Equities $0.100

Bond portfolio fair value exceeds insurance reserves liability by 32%

Bond Portfolio Risk Profile

$8.854 billion at September 30, 2011

- Credit risk - A2/A average rating
  - $5.610 billion (63.4%) rated AAA, AA and A
  - $2.806 billion (31.7%) rated BBB
  - $231 million (2.6%) rated BB or below
  - $207 million (2.3%) non-rated

- Interest rate risk
  - 4.6 years effective duration, 6.8 years weighted average maturity
  - Generally laddered maturity structure
    - 17% of year-end 2010 portfolio matures by 2013, 35% by 2016, 82% by 2021
  - With 25.7% of the investment portfolio invested in common stocks at year-end 2010, we estimated shareholders' equity would decline 5.4% if interest rates were to rise by 100 basis points

Bond Portfolio Diversification

At September 30, 2011

- No corporate exposure exceeded 0.9% of taxable bond portfolio
- No municipal exposure exceeded 0.7% of tax-exempt bond portfolio

- Municipal bond portfolio overview - $2.915 billion fair value
  - Approximately 1,000 issuers
  - 74% of fair value is insured
  - 95% of insured bonds have an underlying rating of at least A3/A-
  - 83% of fair value is diversified across 15 states
  - Texas = 17.7%, Indiana = 11.3%, 13 other states each 1% to 9%
  - 64% locally issued general obligations, 36% special revenue bonds

Diversified Equity Portfolio*

Balances income stability & capital appreciation potential
11.0% compound annual return in 2010

Largest equity holding at 9-30-11: Pepsico at 4.9% of publicly-traded common stock portfolio, 1.1% of total investment portfolio

	September 30, 2011		December 31, 2010	
Sector	CFC	S&P 500 Weightings	CFC	S&P 500 Weightings
Information technology	**17.0%**	19.4%	**13.0%**	18.7%
Energy	**13.6**	11.6	**12.9**	12.0
Consumer staples	**13.5**	11.7	**15.4**	10.6
Healthcare	**13.0**	12.1	**14.1**	10.9
Industrials	**11.3**	10.3	**11.7**	11.0
Consumer discretionary	**8.8**	10.6	**8.3**	10.6
Financial	**8.4**	13.6	**11.7**	16.1
Materials	**5.3**	3.4	**5.2**	3.7
Utilities	**5.0**	4.0	**4.2**	3.3
Telecom Services	**4.1**	3.3	**3.5**	3.1

* Publicly traded common stocks, approximately 50 holdings

Investment Income

3% growth for 2010, 1% growth for first 9 months 2011 (pre-tax)



$600
$500
$400
$300
$200
$100
$0
2006
2007
2008
2009
2010

After-tax yield to market: **3.7%** **3.9%** **3.6%** **3.4%**

Pre-tax yield to book for bonds maturing in 2011=5.4%, 2012=5.5%, 2013=4.7%

Property Casualty Reserves

Favorable development for 22 consecutive years

Values shown are carried loss and loss expense reserves net of reinsurance
Vertical bar represents reasonably likely range



In millions
Reserve range at 12-31-10
Low end $3,571
High end $3,952
Carried at 63rd percentile
(64th percentile at 12-31-09)
$3,356
$3,397
$3,498
$3,661
$3,811
Development
(Favorable)
($116)
($244)
($323)
($188)
($304)
2006
2007
2008
2009
2010

Stability and Integrity

Insurer Financial Strength Ratings

	Property Casualty	Excess & Surplus	Life
A.M. Best	**A+** (2 of 16)	**A** (3 of 16)	**A** (3 of 16)
Fitch	**A+** (5 of 21)	**n/a**	**A+** (5 of 21)
Moody's	**A1** (5 of 21)	**n/a**	**n/a**
S&P	**A** (6 of 21)	**n/a**	**A** (6 of 21)

Ratings are under continuous review and subject to change and/or affirmation. For the latest ratings, access Financial Strength Ratings at *www.cinfin.com*.

Financial Strength Ratings Comparison

	A.M. Best	Fitch	Moody's	S&P
Cincinnati	**A+**	**A+**	**A1**	**A**
Auto Owners	A++	-	-	AA
Chubb	A++	AA	Aa2	AA
Acuity	A+	-	-	A+
Allied	A+	A	A1	A+
Selective	A+	A+	A2	A
State Auto	A+	-	A2	A-
Travelers	A+	AA	Aa2	AA
Central Mutual	A-	-	-	-
EMC	A-	-	-	BBB
CNA	A	A-	A3	A-
Fireman's Fund	A	-	A2	A+
Frankenmuth	A	-	-	-
General Casualty	A	A+	-	A+
Hanover	A	A-	A3	A-
Harleysville	A	-	A3	A-
Hartford	A	A+	A2	A
Liberty Mutual	A	A-	A2	A-
Safeco	A	A-	A2	A-
West Bend	A	-	-	-
Westfield	A	-	-	A
Zurich	A	A+	A2	A

Source: Rating agency websites as of October 21, 2011. Ratings are under continuous review and subject to change and/or affirmation.

Property Catastrophe Reinsurance Treaty
Coverage Summary as of June 30, 2011

$ in millions

Loss Range Layer	Gross Loss	Net Loss	Retention
$ 0 – 45	$45	$45	100%
$ 45 – 70	25	25	100%
$ 70 – 105	35	5	15%
$105 – 200	95	14	15%
$200 – 300	100	11	11.3%
$300 – 400	100	7	6.5%
$400 – 500	100	5	5.0%
	$500	$112	22%

- Automatic reinstatement: once each for layers 3 through 7

Current Valuation Is Attractive



Ratio of closing price on 11-1-11 to latest reported tangible book value
2.5
2.0
1.5
1.0
0.5
0.0
Harleysville
Markel
Chubb
Travelers
Median
Cincinnati
Selective
State Auto
Hanover
Hartford